Income taxes	9 Months Ended
Sep. 30, 2025
Income taxes [Abstract]
Income taxes	Income taxes
For tax reporting purposes, the Company consolidates its entities under GLOBALFOUNDRIES Inc., a Cayman Islands entity. As a Cayman Islands entity, the Company’s domestic statutory income tax rate is 0.0%. The difference between the Company’s domestic statutory income tax rate and its effective income tax rate reflected in income tax benefit or income tax expense is primarily due to the effect of tax rates and permanent differences in other jurisdictions in which the Company operates. Applicable to tax years beginning in 2025, the Company's effective tax rate is not currently materially impacted by Pillar Two minimum top-up taxes but may be in the future. There is no material financial statement impact in the current period related to the Internal Revenue Code ("IRC") 174 or bonus depreciation changes as it relates to the OBBBA.
The effective tax rate was (12.7)% and 8.7% for the three months ended September 30, 2025 and 2024, respectively, and was (8.0)% and 9.7% for the nine months ended September 30, 2025 and 2024, respectively. The decrease was primarily the result of tax benefits related to exchange rate differences on the base of certain non-monetary assets in Germany and tax benefit from recognition of German deferred tax assets that are no longer contingent, offset by tax expense related primarily to true-up of Singapore incentive tax rates.